SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-KSB


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported):       October 27, 1998
                                                         -----------------------



                                ECB BANCORP, INC.
             (Exact name of registrant as specified in its charter)


      NORTH CAROLINA                    0001060662            56-2090738
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission         (IRS Employer
     of incorporation)                 File Number)       Identification No.)

         Hwy. 264
         Post Office Box 337
         Engelhard, North Carolina                                  27824
     ---------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)




     Registrant's telephone number, including area code:       (252) 925-9411
                                                           ------------------

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Item 5.  Other Events.

         On October 27, 1998, Registrant reported its financial results for the nine months ended September 30, 1998, and that its Board of Directors had declared a cash dividend on its outstanding common stock. A copy of Registrant's press release is attached as Exhibit 99 to this Report.


Item 7.  Financial Statements and Exhibits.

         Exhibits.  The following exhibits are filed herewith:

                  Exhibit Number            Description of Exhibit
                  --------------            ----------------------

                           99              Copy of Registrant's press release


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ECB BANCORP, INC.
                                    (Registrant)


Date: October 30, 1998               By: /s/ Arthur H. Keeney, III
                                         -------------------------
                                         Arthur H. Keeney, III
                                         President and Chief Executive Officer


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